UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 below is hereby incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Note Modification and Conversion Agreement

As previously disclosed on April 29, 2026, on April 24, 2026, Profusa, Inc. (the “Company”) entered into that certain Note Modification and Conversion Agreement (the “Agreement”) with NorthView Sponsor I LLC (the “Holder”), to amend that certain Promissory Note dated as of April 27, 2023, as amended and restated on January 8, 2024 and as further amended on May 31, 2024 and March 20, 2026 (as so amended, the “Note”), in the original principal amount of up to $2,500,000.

As previously disclosed on August 19, 2026, (i) on July 31, 2026, the Company entered into Amendment No. 2 to the Note Modification and Conversion Agreement (the “Second Amendment”) with the Holder, pursuant to which the Agreement was amended to (a) reflect the receipt of Stockholder Approval at a Special Meeting of Stockholders of the Company held on June 23, 2026, (b) increase the Beneficial Ownership Limitation (as defined in the Agreement) to 49.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Note held by the Holder, (c) amend the Conversion Price to be equal to the closing price of the Common Stock on July 31, 2026, as reported on The Nasdaq Stock Market, and (d) provide that the number of Conversion Shares issuable upon conversion shall be determined by dividing the product of the principal amount of the Note being converted and 122%, by the Conversion Price, and (ii) on August 12, 2026, the Company entered into Amendment No. 3 to the Note Modification and Conversion Agreement (the “Third Amendment”) with the Holder, pursuant to which the Agreement was amended to change the Conversion Price to the greater of (a) $4.28, and (b) the closing price of the Common Stock on the trading day immediately preceding the delivery of the conversion notice.

On November 5, 2026, the Company entered into Amendment No. 4 to the Note Modification and Conversion Agreement (the “Fourth Amendment”) with the Holder. Pursuant to the Fourth Amendment, the Agreement was amended to change the Conversion Price to a price per share equal to the greater of (a) $0.20 (the “Floor Price”), and (b) the closing price of the Common Stock on the trading day immediately preceding the date on which the applicable conversion notice is delivered to the Company, as reported on The Nasdaq Stock Market, in each case subject to equitable adjustment for any stock split, stock dividend, reverse stock split, combination, reclassification, recapitalization or similar transaction affecting the Common Stock that occurs after such trading day and prior to the applicable conversion date; provided that the Floor Price will be proportionately adjusted for any such transaction occurring after the effective date of the Fourth Amendment, and in no event will the Conversion Price, after giving effect to any adjustment, be less than the Floor Price (as so adjusted). The amended Conversion Price applies to any conversion of the Note for which a conversion notice is delivered on or after the effective date of the Fourth Amendment. The number of Conversion Shares issuable upon conversion continues to be determined by dividing the product of the principal amount of the Note being converted and 122%, by the Conversion Price. The Fourth Amendment was approved by the Audit Committee of the Board of Directors of the Company and by the Board of Directors of the Company.

The foregoing description of the Fourth Amendment is summary in nature and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 4 to Note Modification and Conversion Agreement, dated as of November 5, 2026, by and between Profusa, Inc. and NorthView Sponsor I LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain information has been redacted from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and is the type of information that is treated as private or confidential by the Registrant. The Registrant hereby agrees to furnish an unredacted copy of the exhibit to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the potential conversion of the Note into shares of Common Stock pursuant to the Note Modification and Conversion Agreement (as amended). Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties, many of which are beyond management’s control, that could cause actual results to differ materially from those described in the forward-looking statements, as well as risks relating to general economic conditions, market conditions, interest rates, and other factors. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2026	Profusa, Inc.

	By:	/s/ Jack Stover
	Name:	Jack Stover
	Title:	Chief Executive Officer

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